UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported): June 10, 2013

AutoNation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
As previously announced on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 29, 2009 (the “January 2009 8-K”) by AutoNation, Inc. (the “Company”), the Board of Directors of the Company approved a letter agreement with Toyota Motor Sales, U.S.A., Inc. (“Toyota,” and such agreement, as amended and extended to date, the “Toyota Agreement”) in order to, among other things, eliminate any potential adverse consequences under Toyota’s framework agreement with the Company in the event that ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (together, “ESL”) acquired more than 50% of the Company’s common stock. The Toyota Agreement also contains governance-related and other provisions as described in the January 2009 8-K.
Under the terms of the Toyota Agreement, the Toyota Agreement and Toyota’s consent to ESL acquiring more than 50% of the Company’s outstanding common stock automatically terminate in the event that ESL no longer owns in excess of 40% of the Company’s outstanding common stock. Based on a Schedule 13D/A and a Form 4 filed by ESL with the SEC on June 12, 2013, ESL’s beneficial ownership percentage of the Company’s outstanding common stock decreased from approximately 41% to approximately 32% on June 10, 2013, and, therefore, the Toyota Agreement and Toyota’s consent thereunder terminated on June 10, 2013.
The foregoing summary of the Toyota Agreement is qualified in its entirety by reference to such agreement. The Toyota Agreement, as well as all amendments thereto, are filed as exhibits hereto, and each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1
Toyota Agreement, dated January 28, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by AutoNation, Inc. on January 29, 2009).

10.2
Extension Agreement, dated November 23, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on November 24, 2009).

10.3
Amendment, dated April 23, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 filed on April 23, 2010).

10.4
Second Extension Agreement, dated December 16, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on December 17, 2010).

10.5
Extension and Amendment Agreement, dated November 29, 2011, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on November 30, 2011).

10.6
Fourth Extension Agreement, dated December 12, 2012, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on December 14, 2012).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date: June 12, 2013	By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit

Number	Description

10.1
Toyota Agreement, dated January 28, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by AutoNation, Inc. on January 29, 2009).

10.2
Extension Agreement, dated November 23, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on November 24, 2009).

10.3
Amendment, dated April 23, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 filed on April 23, 2010).

10.4
Second Extension Agreement, dated December 16, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on December 17, 2010).

10.5
Extension and Amendment Agreement, dated November 29, 2011, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on November 30, 2011).

10.6
Fourth Extension Agreement, dated December 12, 2012, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on December 14, 2012).